Exhibit 10.4

JACKSONVILLE BANCORP, INC.

SUBSCRIPTION AGREEMENT

Jacksonville Bancorp, Inc.

100 North Laura Street, Suite 1000

Jacksonville, Florida 32202

Attn: Stephen C. Green

Ladies and Gentlemen:

1. Subscription.

(a) Subject to the terms and conditions of this Agreement, the undersigned director and/or executive officer (the “Subscriber”) of Jacksonville Bancorp, Inc. (the “Company”) or its wholly owned subsidiary The Jacksonville Bank (the “Bank”), acting individually and not in concert with any other person, irrevocably subscribes (this “Subscription”) to purchase the number of shares set forth on the signature page hereto (the “Shares”) of the Company’s Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A, $0.01 par value per share (the “Series A Preferred Stock”), at a purchase price of $1,000.00 per Share. An aggregate of 50,000 shares of Series A Preferred Stock, including the Shares, are being sold pursuant to a private offering to accredited investors (the “Private Placement”).

(b) The sale of the Shares to the Subscriber will occur upon the closing of the Private Placement. In consideration for the Shares, the Subscriber shall either (i) on or before the closing date of the Private Placement, pay to the Company, by check or wire transfer, an amount equal to $1,000.00 multiplied by the number of Shares, or (ii) on the closing date of the Private Placement, reduce the amount of the Company’s outstanding indebtedness owed to Subscriber (or to an entity owned by Subscriber) under a loan agreement and revolving loan note by an amount equal to $1,000.00 multiplied by the number of Shares, which reduction will be evidenced by the execution by Subscriber of documents in form and substance satisfactory to the Company.

(c) The Subscriber has delivered a completed and executed copy of Internal Revenue Service Form W-9 simultaneously with delivery of this Agreement.

2. Representations, Warranties and Covenants of the Subscriber. The Subscriber represents and warrants to, and agrees with, the Company as follows:

(a) No Public Solicitation. The Subscriber did not learn of the Private Placement as a result of or subsequent to any general solicitation, advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the air or radio, or presented at any seminar or meeting.

(b) Investment has Risks. The Subscriber understands that an investment in the Company is speculative and has a high degree of risk. The Subscriber has carefully considered such risks, and further understands that (i) no federal or state agency has passed upon the merits of the offer or sale of Series A Preferred Stock in the Private Placement, (ii) no public or other market exists or is expected to exist for the Series A Preferred Stock and it may not be possible for the Subscriber to liquidate the Shares, and (iii) there is no guarantee that the Subscriber will recover the initial investment in the Company contemplated by this Subscription or realize any gain from any such investment.

(c) Economic Risk of Loss and Sophistication. The Subscriber is able to bear the economic risk of maintaining an illiquid investment for which there is no market and/or losing the entire investment in the Company contemplated by this Subscription. The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth. The Subscription will not cause such overall commitment to become excessive. The Subscriber has such knowledge and experience in financial and business matters that he or she is capable of evaluating the risks and merits of an investment in the Company.

(d) Status of Investor; Exempt Transaction. The Subscriber is a director and/or executive officer of the Company and/or the Bank. The Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Subscriber understands that the shares of Series A Preferred Stock, including the Shares, and the shares of the Company’s common stock, $0.01 par value (the “Common Stock”) into which the shares of Series A Preferred Stock are mandatorily convertible (together with the Shares, the “Securities”), are being offered and issued to accredited investors in reliance upon an exemption from federal securities registration set forth in section 4(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act.

(e) No Registration. The Subscriber acknowledges and agrees that the Securities have not been registered under the Securities Act or the securities laws of any other domestic or foreign jurisdiction. The Securities, therefore, cannot be resold by the Subscriber unless they are registered under the Securities Act and any necessary other domestic or foreign jurisdictions, or unless exemptions from such necessary registrations are available. In that regard, and without limiting the generality of the foregoing, the Subscriber agrees not to offer, sell, pledge or otherwise dispose of all or any portion of the Securities or any interest therein, except pursuant to an offering duly registered or qualified under the Securities Act and any applicable state securities laws, unless (i) in the opinion of counsel satisfactory to the Company, registration or qualification under the Securities Act and any applicable state or foreign securities laws is not required, and (ii) the Subscriber has received all necessary regulatory approvals, if any. The Subscriber understands that a legend to the effect that the Securities have not been so registered, and indicating the other restrictions on transferability identified in this Agreement, will be placed on any certificate representing the Securities and that stop transfer instructions to such effect may be issued by the Company to its transfer agent.

(f) Investment Intent. The Subscriber is acquiring the Shares for his or her own account, and not with a view to any distribution thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and the Subscriber has no present plans to enter into any contract, undertaking, agreement or arrangement for any such distribution.

3. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic or facsimile signatures will have the same effect as manually executed signatures.

(b) This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Florida, without giving effect to principles governing conflicts of law.

[signature page follows]

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Agreement as of             , 2012.

Number of Shares subscribed for:

SUBSCRIBER:

Name:
Address:

The Company hereby accepts the foregoing Subscription as to the number of Shares set forth above, effective as of             , 2012, and agrees to include the Subscriber as a selling shareholder, and to include the shares of Common Stock received upon conversion of the Shares, in the base prospectus of any shelf registration statement filed pursuant to the “Mandatory Registration” provided for in Section 2.1(b) of the registration rights agreement dated on or around the date hereof, as the same may be amended from time to time (the “Registration Rights Agreement”), between the Company and the investors party thereto, until the end of the “Effectiveness Period” specified in such Registration Rights Agreement, pro rata to the aggregate amount of shares so registered.

JACKSONVILLE BANCORP, INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

Schedule to Exhibit 10.4

The form of Subscription Agreement was executed by the following persons for the amounts set forth beside their names, and with such changes as are noted below.

Name	Subscription Amount	Notes
Cheryl H. Rose Retirement Account	$100,000.00 for 100 shares	Form revised to reflect retirement account as investor

Robert B. Goldstein & Candy K. Goldstein	$500,000.00 for 500 shares	Form revised to reflect spouses as investor

Stephen C. Green	$100,000.00 for 100 shares

John Sullivan 2012 Credit Shelter Trust	$200,000.00 for 200 shares	Form revised to reflect trust as investor

Scott M. Hall	$5,000.00 for 5 shares

John W. Rose Retirement Account	$450,000.00 for 450 shares	Form revised to reflect retirement account as investor

Valerie A. Kendall	$10,000.00 for 10 shares

John W. Rose & Cheryl H. Rose	$450,000.00 for 450 shares	Form revised to reflect spouses as investor

Price W. Schwenck	$200,000.00 for 200 shares

Triad Financial Services, Inc.	$250,000.00 for 250 shares	Form revised to reflect entity as investor